                                                                     EXHIBIT 20

                      TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                   Distribution Date of April 25, 2001
      for the Collection Period of March 1, 2001 through March 31, 2001


POOL DATA - ORIGINAL DEAL PARAMETERS
     Aggregate Net Investment Value (ANIV)                                          749,988,732.51
     Discounted Principal Balance                                                   749,988,732.51
     Servicer Advance                                                                 1,324,812.20
     Servicer Payahead                                                                1,260,008.73
     Number of Contracts                                                                    34,185
     Weighted Average Lease Rate                                                              6.81%
     Weighted Average Remaining Term                                                          33.8
     Servicing Fee Percentage                                                                 1.00%

POOL DATA - CURRENT MONTH
     Aggregate Net Investment Value                                                 508,615,023.56
     Discounted Principal Balance                                                   502,999,700.63
     Servicer Advances                                                                1,900,840.43
     Servicer Pay Ahead Balance                                                       2,379,916.87
     Maturity Advances Outstanding                                                               -
     Number of Current Contracts                                                            30,815
     Weighted Average Lease Rate                                                              6.77%
     Weighted Average Remaining Term                                                           5.8

RESERVE FUND:
  Initial Deposit Amount                                                              28,124,577.47
  Specified Reserve Fund Percentage                                                            9.44%
  Specified Reserve Fund Amount                                                       70,761,436.91

                                                  Class A              Class B            Total
                                                   Amount               Amount            Amount
                                              ---------------        ------------     -------------
  Beginning Balance                             69,665,686.91        1,095,750.00     70,761,436.91
  Withdrawal Amount                                         -                   -                 -
  Cash Capital Contribution
  Transferor Excess                                296,636.65                            296,636.65
                                            -------------------------------------------------------
  Reserve Fund Balance Prior to Release         69,962,323.56        1,095,750.00     71,058,073.56
  Specified Reserve Fund Balance                69,665,686.91        1,095,750.00     70,761,436.91
                                            -------------------------------------------------------
  Release to Transferor                            296,636.65                   -        296,636.65
  Ending Reserve Fund Balance                   69,665,686.91        1,095,750.00     70,761,436.91
  Prior Cumulative Withdrawal Amount                        -                   -                 -
  Cumulative Withdrawal Amount                              -                   -                 -


LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                         VEHICLES
                                                                      --------
  Liquidated Contracts                                                    93
                                                                         ----
  Discounted Principal Balance                                                         1,463,870.94
  Net Liquidation Proceeds                                                            (1,277,168.70)
  Recoveries - Previously Liquidated Contracts                                                    -
                                                                                      -------------
  Aggregate Credit Losses for the Collection Period                                      186,702.24
                                                                                      =============
  Cumulative Credit Losses for all Periods                                             5,988,744.16
                                                                                      =============
  Repossessed in Current Period                                           43
                                                                         ----

RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                             ANNUALIZED AVERAGE
FOR EACH COLLECTION PERIOD:                                                          CHARGE-OFF RATE
  Second Preceding Collection Period                                                           0.50%
  First Preceding Collection Period                                                            0.25%
  Current Collection Period                                                                    0.43%

CONDITION (i)i (CHARGE-OFF RATE)
Three Month Average                                                                            0.40%
Charge-off Rate Indicator ( > 1.25%)                                              CONDITION NOT MET

DELINQUENT CONTRACTS:                                   PERCENT   ACCOUNTS   PERCENT      ANIV
                                                        -------   --------   -------  -------------
  31-60 Days Delinquent                                  1.84%      568       1.71%    8,678,059.09
  61-90 Days Delinquent                                  0.17%       51       0.17%      888,519.46
  Over 90 Days Delinquent                                0.04%       11       0.04%      183,267.94
                                                                 ----------           -------------
  Total Delinquencies                                               630                9,749,846.49
                                                                 ==========           =============


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):

  Second Preceding Collection Period                                                           0.32%
  First Preceding Collection Period                                                            0.28%
  Current Collection Period                                                                    0.20%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                          0.27%
  Delinquency Percentage Indicator ( > 1.25%)                                     CONDITION NOT MET

RESIDUAL VALUE (GAIN) LOSS:                                      VEHICLES
  Matured Lease Vehicle Inventory Sold                             110                 1,860,849.59
                                                                  ----
  Net Liquidation Proceeds                                                            (1,673,776.93)
                                                                                        -----------
  Net Residual Value (Gain) Loss                                                         187,072.66
                                                                                        ===========
  Cumulative Residual Value (Gain) Loss all periods                                     2,178,872.02
                                                                                        ============

                                                                         AVERAGE          AVERAGE
                                      NUMBER    SCHEDULED    SALE      NET LIQUIDATION     RESIDUAL
MATURED VEHICLES SOLD FOR              SOLD    MATURITIES    RATIO        PROCEEDS          VALUE
EACH COLLECTION PERIOD:               ------   ----------    -----     ---------------    ---------
  Second Preceding Collection Period    55         19        100.00%     16,721.96         18,497.47
  First Preceding Collection Period     78         32        100.00%     14,033.72         16,317.24
  Current Collection Period            110         17        100.00%     15,216.15         17,309.96
  Three Month Average                                                    15,177.43         17,260.09
                                                                                           ---------
  Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value              87.93%
                                                                                           ---------
                                                       CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                   AMOUNT/RATIO         TEST MET?
-------------------------------------                  --------------        ---------
a) Number of Vehicles Sold Greater
   Than 25% of Scheduled Maturities                       100.00%               YES

b) Number of Scheduled Maturities
   Greater Than 500                                           17                 NO

c) 3 Month Average Matured Leased
   Vehicle Proceeds Less Than 75%
   of Avg. Residual Values                                 87.93%                NO

Residual Value Indicator
(condition met if tests a, b and c = YES)                                  CONDITION NOT MET

                      TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                   Distribution Date of April 25, 2001
      for the Collection Period of March 1, 2001 through March 31, 2001

                                                                            CERTIFICATE BALANCE     CLASS A1
                                                                            -------------------    --------
                                                              Total         Percent    Balance      Balance
-------------------------------------------------------------------------------------------------------------
INTEREST:                                                                   98.00%
  Interest Collections                                      3,231,810.56
  Net Investment Income                                       147,026.42
  Non-recoverable Advances                                    (56,395.52)
                                                           -------------
Available Interest                                          3,322,441.46             3,247,975.17         -
  Class A1, A2, A3 Notional Interest Accrual Amount        (2,246,270.75)           (2,246,270.75)        -
  Unreimbursed A1, A2, A3 Interest Shortfall                           -                        -         -
  Interest Accrual for Adjusted Class B Certificate Bal.     (282,419.42)             (282,419.42)
  Class B Interest Carryover Shortfall                                 -                        -
  Servicer's Fee                                             (438,112.40)             (427,838.28)
  Capped Expenses                                             (27,239.69)              (26,600.90)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                   -                        -
  Uncapped Expenses                                                    -                        -
                                                            -------------            ------------
  Total Unallocated Interest                                  328,399.20               264,845.82
  Excess Interest to Transferor                                        -              (264,845.82)
                                                            -------------            ------------
       Net Interest Collections Available                     328,399.20                        -
                                                            -------------
  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:               (365,009.55)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                  -
                                                                       -
  DEPOSIT TO RESERVE FUND:                                             -
  WITHDRAWAL FROM RESERVE FUND:                                        -

  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                 333,247.00
  NET WITHDRAWAL FROM THE RESERVE FUND:                                -

PRINCIPAL:
  Current Loss Amount                                        (373,774.90)             (365,009.55)        -
  Loss Reimbursement from Transferor                          365,009.55               365,009.55         -
  Loss Reimbursement from Reserve Fund                                 -                                  -
                                                             -------------            ------------   ---------
       Total                                                   (8,765.35)                       -         -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                             -------------
  Ending Balance                                                       -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                             -------------
  Ending Balance                                                       -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                             -------------
  Ending Balance                                                       -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                    -
  Current increase (decrease)                                          -
                                                             -------------
  Ending Balance                                                       -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                296,636.65                       -         -
  Allocations - Current Period                              16,777,842.79           16,777,842.79         -
  Allocations - Accelerated Principal Distribution                     -                        -         -
  Allocations - Not Disbursed Beginning of Period           32,594,069.79           32,594,069.79         -
  Allocations - Not Disbursed End of Period                 49,371.912.58           49,371,912.58         -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                        -                        -         -
  Allocations - Current Period                               2,528,690.17            2,528,690.17         -
  Allocations - Not Disbursed Beginning of Period                      -                        -         -
  Allocations - Not Disbursed End of Period                  2,528,690.17            2,528,690.17         -
DUE TO TRUST - CURRENT PERIOD:                                                                  -
  Total Deposit to/ (Withdrawal from) Reserve Fund                      -
  Due To Trust                                              19,456,143.19           19,159,506.54         -
                                                            -------------           -------------   -------------
     Total Due To Trust                                     19,456,143.19           19,159,506.54         -


                                                           CLASS A2         CLASS A3       CLASS B
                                                           --------         --------       -------
                                                           Balance          Balance        Balance
------------------------------------------------------------------------------------------------------------------
INTEREST:
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                      2,525,211.46      433,063.36     289,700.35
  Class A1, A2, A3 Notional Interest Accrual Amount      (1,914,848.75)    (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                         -               -
  Interest Accrual for Adjusted Class B Certificate Bal.                                  (282,419.42)
  Class B Interest Carryover Shortfall                                                              -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                -
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

       Net Interest Collections Available

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATES:
  ACCELERATED PRINCIPAL DISTRIBUTION:

  DEPOSIT TO RESERVE FUND:

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                     (365,009.55)              -               -
  Loss Reimbursement from Transferor                       365,009.55               -               -
  Loss Reimbursement from Reserve Fund                              -               -               -
                                                           ------------    -------------    ------------
       Total                                                        -               -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -               -               -
  Allocations - Current Period                          16,777,842.79               -               -
  Allocations - Accelerated Principal Distribution                  -               -               -
  Allocations - Not Disbursed Beginning of Period       32,594,069.79               -               -
  Allocations - Not Disbursed End of Period             49,371.912.58               -               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                     -               -               -
  Allocations - Current Period                           1,914,848.75      331,422.00      282,419.42
  Allocations - Not Disbursed Beginning of Period                   -               -               -
  Allocations - Not Disbursed End of Period              1,914,848.75      331,422.00      282,419.42
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                          18,578,382.54      311,818.48      269,305.52
                                                        -------------      ----------      ----------
     Total Due To Trust                                 18,578,382.54      311,818.48      269,305.52


                                                                             TRANSFEROR INTEREST
                                                                             -------------------
                                                                        Interest             Principal
                                                                        --------             ---------
INTEREST:                                                                  2.00%

  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                  74,466.29
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                     (10,274.12)
  Capped Expenses                                                       (638.79)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                            -
                                                                     ------------
  Total Unallocated Interest                                           63,553.38
  Excess Interest to Transferor                                       264,845.82
                                                                     ------------
       Net Interest Collections Available                             328,399.20

  LOSSES ALLOCABLE TO INVESTORS' CERTIFICATE:                        (365,009.55)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                          -
                                                                     ------------
  DEPOSIT TO RESERVE FUND:                                            (36,610.35)
                                                                     ------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                                       (8,765.35)
  Loss Reimbursement from Transferor                                 (365,009.55)
  Loss Reimbursement from Reserve Fund
                                                                                          ------------
       Total                                                                                (8,765.35)

CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                            296,636.65
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                -
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                                 -           296,636.65
                                                                     -------------      -------------
     Total Due To Trust                                                        -           296,636.65

                      TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                   Distribution Date of April 25, 2001
      for the Collection Period of March 1, 2001 through March 31, 2001

                                                                                         CERTIFICATE BALANCE
                                                                                         -------------------
                                                              Total                 Percent                Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)                    749,988,732.51
  Discounted Principal Balance                             749,988,732.51
  Initial Notional/Certificate Balance                                  -           100.00%              735,000,000.00
  Percent of ANIV                                                                                                 98.00%
  Certificate Factor                                                                                          1.0000000
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance                                           1,324,812.20
  Servicer Payahead                                          1,260,008.73
  Number of Contracts                                              34,185
  Weighted Average Lease Rate                                        6.81%
  Weighted Average Remaining Term                                    33.8
  Servicing Fee Percentage                                           1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value                           525,734,878.70
  Maturity Advances Outstanding                                         -
  ANIV Net of Maturity Advance **                          525,734,878.70
  Discounted Principal Balance                             522,180,157.43
  Notional/Certificate Balance                                                                           546,000,000.00
  Adjusted Notional/Certificate Balance                                                                  513,405,930.21
  Percent of ANIV                                                                                                 97.65%
  Certificate Factor                                                                                          1.0000000
  Servicer Advances                                          2,328,900.22
  Servicer Pay Ahead Balance                                 2,249,904.99
  Number of Current Contracts                                      31,459
  Weighted Average Lease Rate                                        6.77%
  Weighted Average Remaining Term                                     6.7

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value                           508,615,023.56
  Maturity Advances Outstanding                                         -
  ANIV Net of Maturity Advance **                          508,615,023.56
  Discounted Principal Balance                             502,999,700.63
  Notional/Certificate Balance                                                                           546,000,000.00
  Adjusted Notional/Certificate Balance                                                                  496,628,087.42
  Percent of ANIV                                                                                                 97.64%
  Certificate Factor                                                                                          1.0000000
  Servicer Advances                                          1,900,840.43
  Servicer Pay Ahead Balance                                 2,379,916.87
  Number of Current Contracts                                      30,815
  Weighted Average Lease Rate                                        6.77%
  Weighted Average Remaining Term                                     5.8
  Prior Certificate Interest Payment Date                  March 26, 2001
  Next Certificate Interest Payment Date                    June 25, 2001

                                                       ** Strictly for purposes of calculating Transferors Interest.



                                                                         CLASS A1                               CLASS A2
                                                               ----------------------------            ---------------------------
                                                               Percent              Balance             Percent            Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                         25.71%             189,000,000.00         57.76%      424,500,000.00
  Percent of ANIV                                                                          25.20%                             56.60%
  Certificate Factor                                                                   1.0000000                          1.0000000
  Notional/Certificate Rate                                                               5.2650%                            5.4130%
  Target Maturity Date                                                         December 25, 2000                  December 25, 2001
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                                                 -                     424,500,000.00
  Adjusted Notional/Certificate Balance                                                        -                     391,905,930.21
  Percent of ANIV                                                                           0.00%                             74.54%
  Certificate Factor                                                                           -                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                                              0.00                     424,500,000.00
  Adjusted Notional/Certificate Balance                                                     0.00                     375,128,087.42
  Percent of ANIV                                                                           0.00%                             73.75%
  Certificate Factor                                                                           -                          1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date


                                                              CLASS A3                      CLASS B             TRANSFEROR INTEREST
                                                      ----------------------       -------------------------    -------------------
                                                      Percent        Balance       Percent           Balance           Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance                 9.90%     72,800,000.00      6.63%        48,700,000.00       14,988,732.51
  Percent of ANIV                                                         9.71%                           6.49%               2.00%
  Certificate Factor                                                 1.0000000                       1.0000000
  Notional/Certificate Rate                                             5.4630%                         6.9590%
  Target Maturity Date                                          March 25, 2002               December 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                   72,800,000.00                   48,700,000.00       12,328,948.49
  Adjusted Notional/Certificate Balance                          72,800,000.00                   48,700,000.00       12,328,948.49
  Percent of ANIV                                                        13.85%                           9.26%               2.35%
  Certificate Factor                                                 1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance **
  Discounted Principal Balance
  Notional/Certificate Balance                                   72,800,000.00                   48,700,000.00       11,986,936.14
  Adjusted Notional/Certificate Balance                          72,800,000.00                   48,700,000.00       11,986,936.14
  Percent of ANIV                                                        14.31%                           9.58%               2.36%
  Certificate Factor                                                 1.0000000                       1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date



CURRENT MONTH COLLECTION ACTIVITY            VEHICLES
---------------------------------            --------
  Principal Collections                                     6,917,471.05
  Prepayments in Full                           428         6,665,819.55
                                                ---
  Reallocation Payment                           14           211,844.01
                                                ---
  Interest Collections                                      3,231,810.56
  Net Liquidation Proceeds and Recoveries                   1,277,168.70
  Net Liquidation Proceeds - Vehicle Sales                  1,673,776.93
  Non-Recoverable Advances                                    (56,395.52)
                                                        ----------------
  Total Available                                          19,921,495.28
--------------------------------------------------------------------------


CAPPED AND UNCAPPED EXPENSES:                       Amount         Annual Amount
                                                 -----------      --------------
  Total Capped Expenses Paid                       27,239.69        81,719.07
  Total Uncapped Expenses Paid                             -                -

  Capped and Uncapped Expenses Due                         -                -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                    -
  Servicer's Fee Due Current Period               438,112.40
  Servicer's Fee Paid                             438,112.40

  Servicer's Fee Balance Due                               -

SUPPLEMENTAL SERVICER'S FEES                       62,650.00



REVOLVING PERIOD:                                  VEHICLES            AMOUNT
-----------------                                  --------            -------
  Beginning Unreinvested Principal Collections                              -
  Principal Collections & Liquidated Contracts                              -
  Allocation to Subsequent Contracts                  0                     -
                                                      -
                                                                    -------------
  Ending Unreinvested Principal Collections                                 -
---------------------------------------------------------------------------------


                                     Page  3



                      TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
                   Distribution Date of April 25, 2001
      for the Collection Period of March 1, 2001 through March 31, 2001

                                                  CLASS A1      CLASS A2         CLASS A3          CLASS B      TOTAL CLASS
                                                  --------      --------         --------          -------      -----------
                                                  Balance       Balance          Balance           Balance        Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
Three Month LIBOR +                                                   0.27%          0.32%           2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                                  424,500,000.00  72,800,000.00   48,700,000.00     546,000,000.00


INTEREST PAYMENTS
Class Interest Rate for Current Interest Period
Interest Calculation for Current Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                         -
   Due to Swap Counterparty                          -
   Proration %                        0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by)
Swap Counterparty

TOTAL PAYMENT TO INVESTORS (PRINCIPAL AND
INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover              -                 -              -               -                  -
Swap Interest Shortfall Inc/(Dec) This Period        -                 -              -               -                  -
Swap Swap Interest Shortfall Carryover               -                 -              -               -                  -

INTEREST RESET
Interest Rate                                                      5.12625%       5.17625%        6.85625%
Number of Days                                                        91             91              91
INTEREST FOR SUCCEEDING CERTIFICATE PAYMENT DATE     -        5,500,679.84     952,545.03      844,023.42       7,297,248.29


        I hereby certify to the best of my knowledge that the servicing report provided is true and correct.


            /s/ Angela Brown
            --------------------------------------------------------
            Angela Brown, ABS Accounting Manager